UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04494

The Gabelli Asset Fund

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

        Date of reporting period: September 30, 2011

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

The Gabelli Asset Fund

Third Quarter Report — September 30, 2011

Morningstar® rated The Gabelli Asset Fund Class AAA Shares 5 stars overall and 5 stars for the five and ten year periods and 4 stars for the three year period ended September 30, 2011 among 1,652, 1,408, 832, and 1,652 Large Blend funds, respectively.†

Mario J. Gabelli, CFA

Kevin V. Dreyer

Christopher J. Marangi

To Our Shareholders,

For the quarter ended September 30, 2011, the net asset value (“NAV”) per Class AAA Share of The Gabelli Asset Fund (the “Fund”) declined 16.9% compared with a decrease of 13.9% for the Standard & Poor’s (“S&P”) 500 Index.

Enclosed is the schedule of investments as of September 30, 2011.

Comparative Results

Average Annual Returns through September 30, 2011 (a) (Unaudited)
	Quarter	1 Year	5 Year	10 Year	Since Inception (3/3/86)
Class AAA (GABAX)	(16.85)%	(0.48)%	1.91%	6.32%	11.50%
S&P 500 Index	(13.87)	1.14	(1.18)	2.82	8.98	(e)
Dow Jones Industrial Average	(11.49)	3.78	1.36	4.67	10.39	(e)
Nasdaq Composite Index	(12.70)	(2.99)	2.30	5.67	7.72	(e)
Class A (GATAX)	(16.87)	(0.51)	1.91	6.32	11.50
With sales charge (b)	(21.65)	(6.23)	0.71	5.69	11.23
Class B (GATBX)	(17.01)	(1.23)	1.11	5.69	11.24
With contingent deferred sales charge (c)	(21.16)	(6.17)	0.73	5.69	11.24
Class C (GATCX)	(17.04)	(1.25)	1.16	5.71	11.25
With contingent deferred sales charge (d)	(17.87)	(2.24)	1.16	5.71	11.25
Class I (GABIX)	(16.83)	(0.29)	2.09	6.41	11.54

In the current prospectus dated April 29, 2011, the expense ratios for Class AAA, A, B, C, and I Shares are 1.38%, 1.38%, 2.13%, 2.13%, and 1.13%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Current performance may be lower or higher than the performance data presented. Performance returns for periods of less than one year are not annualized. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Dow Jones Industrial Average and the Nasdaq Composite Index are unmanaged indicators of stock market performance. Dividends are considered reinvested, except for the NASDAQ Composite Index. You cannot invest directly in an index. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, and Class C Shares on December 31, 2003 and Class I Shares on January 11, 2008. The actual performance of the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares.
(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 5% and is gradually reduced to 0% after six years.
(d)	Assuming payment of the 1% maximum CDSC imposed on redemptions made within one year of purchase.
(e)	S&P 500 Index, Dow Jones Industrial Average, and Nasdaq Composite Index since inception performance are as of February 28, 1986.
†	Morningstar RatingTM is based on risk-adjusted returns.

The Gabelli Asset Fund

Schedule of Investments — September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS — 96.3%
	Aerospace — 1.2%
5,000	Lockheed Martin Corp.	$363,200
11,000	Northrop Grumman Corp.	573,760
2,200,000	Rolls-Royce Holdings plc†	20,412,625
155,000	The Boeing Co.	9,379,050

		30,728,635

	Agriculture — 0.7%
490,000	Archer-Daniels-Midland Co.	12,156,900
74,058	Monsanto Co.	4,446,442
9,000	Potash Corp of Saskatchewan Inc.	388,980
29,000	The Mosaic Co.	1,420,130

		18,412,452

	Automotive — 0.9%
310,000	Fiat Industrial SpA†	2,352,795
303,000	Ford Motor Co.†	2,930,010
15,000	General Motors Co.†	302,700
445,000	Navistar International Corp.†	14,293,400
101,250	PACCAR Inc.	3,424,275
3,400	Volkswagen AG	424,493

		23,727,673

	Automotive: Parts and Accessories — 3.7%
191,000	BorgWarner Inc.†	11,561,230
335,000	Brembo SpA	2,989,108
230,000	CLARCOR Inc.	9,517,400
340,000	Dana Holding Corp.†	3,570,000
62,000	Federal-Mogul Corp.†	914,500
580,000	Genuine Parts Co.	29,464,000
5,000	HUGHES Telematics Inc.†	20,000
394,000	Johnson Controls Inc.	10,389,780
175,000	Midas Inc.†	1,435,000
215,000	Modine Manufacturing Co.†	1,947,900
187,000	O’Reilly Automotive Inc.†	12,459,810
260,000	Standard Motor Products Inc.	3,372,200
143,000	Superior Industries International Inc.	2,209,350
92,000	Tenneco Inc.†	2,356,120

		92,206,398

	Aviation: Parts and Services — 2.6%
1,103,000	BBA Aviation plc	2,881,042
477,000	Curtiss-Wright Corp.	13,751,910
600,000	GenCorp Inc.†	2,694,000
115,000	Kaman Corp.	3,202,750
274,000	Precision Castparts Corp.	42,596,040

		65,125,742

	Broadcasting — 1.4%
322,500	CBS Corp., Cl. A, Voting	6,646,725
19,000	CBS Corp., Cl. B, Non-Voting	387,220

Shares		Market Value

20,000	Cogeco Inc.	$839,775
26,666	Corus Entertainment Inc., Cl. B, OTC	501,718
13,334	Corus Entertainment Inc., Cl. B, Toronto	251,309
104,000	Fisher Communications Inc.†	2,323,360
843	Granite Broadcasting Corp.† (a)	0
215,000	Liberty Media Corp. - Liberty Capital, Cl. A†	14,215,800
64,000	Liberty Media Corp. - Liberty Starz, Cl. A†	4,067,840
190,000	LIN TV Corp., Cl. A†	414,200
12,000	Naspers Ltd., Cl. N	521,598
390,000	Television Broadcasts Ltd.	2,143,463
140,000	Tokyo Broadcasting System Holdings Inc.	1,738,882

		34,051,890

	Business Services — 1.7%
28,000	ACCO Brands Corp.†	133,560
38,000	Ascent Capital Group Inc., Cl. A†	1,494,160
203,000	Clear Channel Outdoor Holdings Inc., Cl. A†	1,900,080
190,000	Ecolab Inc.	9,289,100
15,000	Edenred	360,526
22,000	Equinix Inc.†	1,954,260
61,000	Landauer Inc.	3,021,940
380,987	Live Nation Entertainment Inc.†	3,051,706
25,000	Macquarie Infrastructure Co. LLC	561,000
27,500	MasterCard Inc., Cl. A	8,721,900
78,000	Monster Worldwide Inc.†	560,040
172,000	The Brink’s Co.	4,009,320
795,000	The Interpublic Group of Companies Inc.	5,724,000
18,000	Visa Inc., Cl. A	1,542,960

		42,324,552

	Cable and Satellite — 7.5%
467,750	AMC Networks Inc., Cl. A†	14,944,612
16,000	British Sky Broadcasting Group plc	165,671
1,862,000	Cablevision Systems Corp., Cl. A	29,289,260
10,000	Charter Communications Inc., Cl. A†	468,400
224,000	Comcast Corp., Cl. A	4,681,600
340,000	Comcast Corp., Cl. A, Special	7,034,600
11,000	DigitalGlobe Inc.†	213,730
1,051,002	DIRECTV, Cl. A†	44,404,835
422,000	DISH Network Corp., Cl. A†	10,575,320
88,000	EchoStar Corp., Cl. A†	1,989,680
1,000	Jupiter Telecommunications Co. Ltd.	1,082,588
227,000	Liberty Global Inc., Cl. A†	8,212,860
228,000	Liberty Global Inc., Cl. C†	7,891,080
1,068,000	Rogers Communications Inc., Cl. B, New York	36,536,280
50,000	Rogers Communications Inc., Cl. B, Non-Voting, Toronto	1,711,518
282,000	Scripps Networks Interactive Inc., Cl. A	10,481,940
150,000	Shaw Communications Inc., Cl. B, New York	3,030,000
120,000	Shaw Communications Inc., Cl. B, Non-Voting, Toronto	2,434,583
55,000	Time Warner Cable Inc.	3,446,850

		188,595,407

See accompanying notes to schedule of investments.

The Gabelli Asset Fund

Schedule of Investments (Continued) —September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Closed-End Funds — 0.0%
79,920	Royce Value Trust Inc.	$885,514

	Commercial Services — 0.0%
35,000	Garda World Security Corp., Cl. A†	240,481
2,000	KIT Digital Inc.†	16,800

		257,281

	Communications Equipment — 1.0%
520,000	Corning Inc.	6,427,200
451,000	Thomas & Betts Corp.†	17,999,410

		24,426,610

	Computer Hardware — 0.0%
5,000	Wincor Nixdorf AG	226,417

	Computer Software and Services — 1.0%
37,400	ADPT Corp.†	100,232
70,001	AOL Inc.†	840,012
242,000	Diebold Inc.	6,657,420
59,000	eBay Inc.†	1,739,910
98,250	Fidelity National Information Services Inc.	2,389,440
500	Google Inc., Cl. A†	257,190
142,000	Internap Network Services Corp.†	698,640
11,000	InterXion Holding NV†	129,910
95,000	NCR Corp.†	1,604,550
109,000	Rockwell Automation Inc.	6,104,000
432,000	Yahoo! Inc.†	5,685,120

		26,206,424

	Consumer Products — 6.0%
35,000	Altria Group Inc.	938,350
75,000	Avery Dennison Corp.	1,881,000
80,000	Avon Products Inc.	1,568,000
22,000	Brunswick Corp.	308,880
11,000	Christian Dior SA	1,246,031
432,000	Church & Dwight Co. Inc.	19,094,400
250,000	Eastman Kodak Co.†	195,025
335,000	Energizer Holdings Inc.†	22,257,400
329,000	Fortune Brands Inc.	17,792,320
3,400	Givaudan SA†	2,667,034
35,000	Harley-Davidson Inc.	1,201,550
78,000	Kimberly-Clark Corp.	5,538,780
20,000	Mattel Inc.	517,800
18,800	National Presto Industries Inc.	1,633,908
25,000	Philip Morris International Inc.	1,559,500
50,000	Reckitt Benckiser Group plc	2,551,968
125,000	Sally Beauty Holdings Inc.†	2,075,000
50,000	Svenska Cellulosa AB, Cl. B	614,675
1,080,000	Swedish Match AB	35,887,981
10,000	Syratech Corp.†	253

Shares		Market Value

25,000	The Clorox Co.	$1,658,250
1,500	The Estee Lauder Companies Inc., Cl. A	131,760
394,000	The Procter & Gamble Co.	24,892,920
80,000	Unilever plc, ADR	2,495,200
50,000	ValueVision Media Inc., Cl. A†	118,000
35,000	Wolverine World Wide Inc.	1,163,750

		149,989,735

	Consumer Services — 1.3%
18,000	Coinstar Inc.†	720,000
170,000	IAC/InterActiveCorp.†	6,723,500
513,000	Liberty Interactive Corp., Cl. A†	7,577,010
961,000	Rollins Inc.	17,980,310
26,000	TiVo Inc.†	242,840
70,866	Tree.com Inc.†	354,330

		33,597,990

	Diversified Industrial — 5.5%
12,000	Acuity Brands Inc.	432,480
5,000	Anixter International Inc.	237,200
75,000	Charter International plc	1,014,004
75,403	Contax Participacoes SA, ADR	137,987
400,000	Cooper Industries plc	18,448,000
433,100	Crane Co.	15,457,339
98,000	Gardner Denver Inc.	6,227,900
108,000	Greif Inc., Cl. A	4,632,120
275,043	Greif Inc., Cl. B	11,832,350
459,000	Honeywell International Inc.	20,154,690
25,000	Ingersoll-Rand plc	702,250
660,000	ITT Corp.	27,720,000
100,000	Jardine Strategic Holdings Ltd.	2,631,000
220,000	Katy Industries Inc.†	9,240
308,000	Magnetek Inc.†	283,360
240,000	Myers Industries Inc.	2,436,000
13,000	Nortek Inc.†	287,625
52,000	Pentair Inc.	1,664,520
270,033	Smiths Group plc	4,208,805
29,000	Sulzer AG	3,017,101
160,000	Textron Inc.	2,822,400
120,000	Trinity Industries Inc.	2,569,200
261,000	Tyco International Ltd.	10,635,750
4,000	Waters Corp.†	301,960

		137,863,281

	Electronics — 1.1%
45,000	Chemring Group plc	370,866
98,000	Intel Corp.	2,090,340
8,000	Kyocera Corp., ADR	666,320
375,000	LSI Corp.†	1,942,500
1,500	Mettler-Toledo International Inc.†	209,940
24,000	Molex Inc., Cl. A	405,120
28,000	Samsung Electronics Co. Ltd., GDR (b)(c)	9,937,200

See accompanying notes to schedule of investments.

The Gabelli Asset Fund

Schedule of Investments (Continued) — September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Electronics (Continued)
45,000	Sony Corp., ADR	$855,000
72,000	TE Connectivity Ltd.	2,026,080
303,000	Texas Instruments Inc.	8,074,950

		26,578,316

	Energy and Utilities — 7.9%
11,000	Anadarko Petroleum Corp.	693,550
208,000	BP plc, ADR	7,502,560
29,000	CH Energy Group Inc.	1,512,930
321,000	Chevron Corp.	29,698,920
340,000	ConocoPhillips	21,528,800
251,000	CONSOL Energy Inc.	8,516,430
25,000	Constellation Energy Group Inc.	951,500
122,000	Devon Energy Corp.	6,763,680
10,000	Diamond Offshore Drilling Inc.	547,400
25,000	DPL Inc.	753,500
90,000	Duke Energy Corp.	1,799,100
20,000	Edison International	765,000
490,000	El Paso Corp.	8,565,200
240,000	El Paso Electric Co.	7,701,600
94,000	EOG Resources Inc.	6,674,940
313,000	Exxon Mobil Corp.	22,733,190
70,000	FirstEnergy Corp.	3,143,700
130,000	GenOn Energy Inc., Escrow† (a)	0
89,000	Great Plains Energy Inc.	1,717,700
192,000	Halliburton Co.	5,859,840
250,000	National Fuel Gas Co.	12,170,000
29,000	NextEra Energy Inc.	1,566,580
120,000	Northeast Utilities	4,038,000
25,000	NSTAR	1,120,250
12,000	Occidental Petroleum Corp.	858,000
60,000	Oceaneering International Inc.	2,120,400
40,000	Petroleo Brasileiro SA, ADR	898,000
100,000	Progress Energy Inc., CVO†	9,000
235,000	Rowan Companies Inc.†	7,094,650
48,000	Royal Dutch Shell plc, Cl. A, ADR	2,952,960
129,100	SJW Corp.	2,810,507
255,000	Southwest Gas Corp.	9,223,350
245,000	Spectra Energy Corp.	6,009,850
85,000	Talisman Energy Inc.	1,042,950
11,000	TECO Energy Inc.	188,430
100,000	The AES Corp.†	976,000
12,000	The Empire District Electric Co.	232,560
72,000	Transocean Ltd.	3,437,280
397,000	Weatherford International Ltd.†	4,847,370

		199,025,677

	Entertainment — 4.1%
8,010	Chestnut Hill Ventures† (a)	466,062
255,000	Discovery Communications Inc., Cl. A†	9,593,100

Shares		Market Value

250,300	Discovery Communications Inc., Cl. C†	$8,798,045
70,000	DreamWorks Animation SKG Inc., Cl. A†	1,272,600
72,000	Electronic Arts Inc.†	1,472,400
795,000	Grupo Televisa SA, ADR	14,620,050
1,600	Nintendo Co. Ltd.	235,654
18,000	Regal Entertainment Group, Cl. A	211,320
520,000	The Madison Square Garden Co., Cl. A†	11,856,000
535,001	Time Warner Inc.	16,033,980
515,000	Viacom Inc., Cl. A	24,905,400
23,000	Viacom Inc., Cl. B	891,020
552,000	Vivendi SA	11,340,845
27,000	World Wrestling Entertainment Inc., Cl. A	240,570

		101,937,046

	Environmental Services — 1.3%
605,000	Republic Services Inc.	16,976,300
491,000	Waste Management Inc.	15,986,960

		32,963,260

	Equipment and Supplies — 5.8%
957,500	AMETEK Inc.	31,568,775
6,000	Amphenol Corp., Cl. A	244,620
100,000	CIRCOR International Inc.	2,937,000
144,000	Crown Holdings Inc.†	4,407,840
180,000	CTS Corp.	1,463,400
8,000	Danaher Corp.	335,520
390,000	Donaldson Co. Inc.	21,372,000
238,000	Flowserve Corp.	17,612,000
206,000	Gerber Scientific Inc., Escrow† (a)	2,060
230,000	GrafTech International Ltd.†	2,921,000
762,000	IDEX Corp.	23,743,920
151,000	Interpump Group SpA	861,805
388,000	Lufkin Industries Inc.	20,645,480
70,000	Met-Pro Corp.	600,600
5,000	Mueller Industries Inc.	192,950
20,000	Sealed Air Corp.	334,000
2,000	SL Industries Inc.†	33,700
100,000	Tenaris SA, ADR	2,545,000
100,000	The Manitowoc Co. Inc.	671,000
100,000	The Weir Group plc	2,415,520
29,000	Valmont Industries Inc.	2,260,260
320,000	Watts Water Technologies Inc., Cl. A	8,528,000

		145,696,450

	Financial Services — 6.5%
15,900	Alleghany Corp.†	4,587,150
85,000	AllianceBernstein Holding LP	1,160,250
714,000	American Express Co.	32,058,600
7,000	Ameriprise Financial Inc.	275,520
32,000	Argo Group International Holdings Ltd.	907,840
127,000	Artio Global Investors Inc.	1,010,920
115,000	Bank of America Corp.	703,800

See accompanying notes to schedule of investments.

The Gabelli Asset Fund

Schedule of Investments (Continued) — September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Financial Services (Continued)
211	Berkshire Hathaway Inc., Cl. A†	$22,534,800
71,000	BKF Capital Group Inc.†	95,850
20,000	Calamos Asset Management Inc., Cl. A	200,200
50,000	Citigroup Inc.	1,281,000
40,000	Commerzbank AG, ADR	102,000
174,000	Deutsche Bank AG	6,022,140
165,000	First Niagara Financial Group Inc.	1,509,750
85,000	Fortress Investment Group LLC, Cl. A†	255,850
70,000	GAM Holding AG†	884,267
129,000	H&R Block Inc.	1,716,990
24,000	HSBC Holdings plc, ADR	912,960
50,000	Interactive Brokers Group Inc., Cl. A	696,500
445,000	Janus Capital Group Inc.	2,670,000
269,000	JPMorgan Chase & Co.	8,102,280
19,000	Kemper Corp.	455,240
62,000	Kinnevik Investment AB, Cl. A	1,163,853
88,000	Kinnevik Investment AB, Cl. B	1,644,225
75,000	KKR & Co. LP	780,000
338,000	Legg Mason Inc.	8,689,980
75,000	Leucadia National Corp.	1,701,000
72,000	Loews Corp.	2,487,600
48,800	M&T Bank Corp.	3,411,120
150,000	Marsh & McLennan Companies Inc.	3,981,000
78,000	Northern Trust Corp.	2,728,440
153,000	PNC Financial Services Group Inc.	7,373,070
300,000	Popular Inc.†	450,000
20,000	Royal Bank of Canada	914,400
143,000	State Street Corp.	4,598,880
20,000	SunTrust Banks Inc.	359,000
50,000	T. Rowe Price Group Inc.	2,388,500
12,000	TD Ameritrade Holding Corp.	176,460
601,000	The Bank of New York Mellon Corp.	11,172,590
50,000	The Blackstone Group LP	599,000
12,000	The Goldman Sachs Group Inc.	1,134,600
8,500	Value Line Inc.	97,665
180,000	Waddell & Reed Financial Inc., Cl. A	4,501,800
641,000	Wells Fargo & Co.	15,460,920

		163,958,010

	Food and Beverage — 12.5%
345,000	Brown-Forman Corp., Cl. A	23,446,200
85,000	Brown-Forman Corp., Cl. B	5,961,900
80,000	Campbell Soup Co.	2,589,600
400,000	China Mengniu Dairy Co. Ltd.	1,232,761
80,000	Coca-Cola Enterprises Inc.	1,990,400
16,500	Coca-Cola Hellenic Bottling Co. SA, ADR†	295,350
210,000	Constellation Brands Inc., Cl. A†	3,780,000
210,000	Corn Products International Inc.	8,240,400
323,000	Danone	19,992,497
600,000	Davide Campari - Milano SpA	4,409,105

Shares		Market Value

120,000	Dean Foods Co.†	$1,064,400
333,000	Diageo plc, ADR	25,284,690
2,000	Diamond Foods Inc.	159,580
203,000	Dr Pepper Snapple Group Inc.	7,872,340
78,000	Farmer Brothers Co.	429,780
397,500	Flowers Foods Inc.	7,735,350
50,000	Fomento Economico Mexicano SAB de CV, ADR	3,241,000
605,000	General Mills Inc.	23,274,350
45,500	Green Mountain Coffee Roasters Inc.†	4,228,770
3,200,000	Grupo Bimbo SAB de CV, Cl. A	5,906,933
72,000	H.J. Heinz Co.	3,634,560
109,000	Heineken NV	4,897,925
20,000	Heineken NV, ADR	442,600
210,000	ITO EN Ltd.	3,871,645
50,000	Kellogg Co.	2,659,500
82,000	Kerry Group plc, Cl. A	2,888,747
510,000	Kikkoman Corp.	5,884,870
305,229	Kraft Foods Inc., Cl. A	10,249,590
22,000	LVMH Moet Hennessy Louis Vuitton SA	2,937,126
15,000	MEIJI Holdings Co. Ltd.	716,647
245,000	Morinaga Milk Industry Co. Ltd.	1,092,701
108,000	Nestlé SA	5,969,550
200,000	NISSIN FOODS HOLDINGS CO. LTD.	8,090,237
200,000	Parmalat SpA	424,700
24,000	Peet’s Coffee & Tea Inc.†	1,335,360
272,000	PepsiCo Inc.	16,836,801
74,000	Pernod-Ricard SA	5,832,478
195,500	Ralcorp Holdings Inc.†	14,996,805
86,430	Remy Cointreau SA	6,003,933
1,004,016	Sara Lee Corp.	16,415,662
23,000	Snyders-Lance Inc.	479,550
331,000	The Coca-Cola Co.	22,362,360
32,000	The Hain Celestial Group Inc.†	977,600
10,000	The Hershey Co.	592,400
20,000	The J.M. Smucker Co.	1,457,800
600,000	Tingyi (Cayman Islands) Holding Corp.	1,477,772
164,800	Tootsie Roll Industries Inc.	3,974,976
160,000	Tyson Foods Inc., Cl. A	2,777,600
444,000	Yakult Honsha Co. Ltd.	13,913,497

		314,330,398

	Health Care — 4.0%
40,000	Abbott Laboratories	2,045,600
15,000	Alere Inc.†	294,750
50,000	Allergan Inc.	4,119,000
44,000	Amgen Inc.	2,417,800
65,000	AngioDynamics Inc.†	854,100
10,000	ArthroCare Corp.†	287,700
75,000	Baxter International Inc.	4,210,500
39,000	Becton, Dickinson and Co.	2,859,480
1,500	Bio-Rad Laboratories Inc., Cl. A†	136,155

See accompanying notes to schedule of investments.

The Gabelli Asset Fund

Schedule of Investments (Continued) — September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Health Care (Continued)
50,500	Biogen Idec Inc.†	$4,704,075
250,000	Boston Scientific Corp.†	1,477,500
212,000	Bristol-Myers Squibb Co.	6,652,560
25,000	Cephalon Inc.†	2,017,500
18,000	Cepheid Inc.†	698,940
67,000	Chemed Corp.	3,682,320
32,000	CONMED Corp.†	736,320
44,000	Covidien plc	1,940,400
10,000	DENTSPLY International Inc.	306,900
57,000	Eli Lilly & Co.	2,107,290
44,000	Exactech Inc.†	619,520
5,000	Gilead Sciences Inc.†	194,000
38,000	Henry Schein Inc.†	2,356,380
147,000	Johnson & Johnson	9,365,370
16,000	Laboratory Corp. of America Holdings†	1,264,800
74,000	Life Technologies Corp.†	2,843,820
114,000	Mead Johnson Nutrition Co.	7,846,620
55,000	Medco Health Solutions Inc.†	2,578,950
150,000	Merck & Co. Inc.	4,906,500
11,000	Nobel Biocare Holding AG†	110,801
20,000	Owens & Minor Inc.	569,600
130,000	Pain Therapeutics Inc.†	618,800
71,000	Patterson Companies Inc.	2,032,730
175,000	Pfizer Inc.	3,094,000
44,000	Quidel Corp.†	720,280
42,000	Roche Holding AG, ADR	1,689,240
95,000	Smith & Nephew plc	862,196
2,000	Stryker Corp.	94,260
1,500	Techne Corp.	102,015
760,000	Tenet Healthcare Corp.†	3,138,800
55,000	UnitedHealth Group Inc.	2,536,600
90,000	Watson Pharmaceuticals Inc.†	6,142,500
34,000	William Demant Holding A/S†	2,565,402
100,000	Wright Medical Group Inc.†	1,788,000
5,000	Young Innovations Inc.	142,500
13,000	Zimmer Holdings Inc.†	695,500

		100,428,074

	Hotels and Gaming — 1.9%
15,000	Accor SA	404,938
24,000	Churchill Downs Inc.	936,720
397,000	Gaylord Entertainment Co.†	7,677,980
550,000	Genting Singapore plc†	647,603
10,000	Home Inns & Hotels Management Inc., ADR†	257,700
14,422	Host Hotels & Resorts Inc.	157,777
46,000	Hyatt Hotels Corp., Cl. A†	1,443,020
161,000	International Game Technology	2,339,330
60,000	Interval Leisure Group Inc.†	799,200
2,600,000	Ladbrokes plc	4,828,857
140,000	Las Vegas Sands Corp.†	5,367,600

Shares		Market Value

4,200,000	Mandarin Oriental International Ltd.	$5,796,000
90,000	MGM Resorts International†	836,100
55,000	Orient-Express Hotels Ltd., Cl. A†	380,050
110,000	Pinnacle Entertainment Inc.†	998,800
98,000	Starwood Hotels & Resorts Worldwide Inc.	3,804,360
1,800,000	The Hongkong & Shanghai Hotels Ltd.	2,477,849
16,000	The Marcus Corp.	159,200
187,000	Universal Entertainment Corp.	5,670,854
18,000	Wyndham Worldwide Corp.	513,180
15,000	Wynn Resorts Ltd.	1,726,200

		47,223,318

	Machinery — 2.8%
130,000	Caterpillar Inc.	9,599,200
400,000	CNH Global NV†	10,496,000
743,000	Deere & Co.	47,975,510
22,000	Mueller Water Products Inc., Cl. A	54,560
52,000	Zebra Technologies Corp., Cl. A†	1,608,880

		69,734,150

	Manufactured Housing and Recreational Vehicles — 0.1%
32,000	Cavco Industries Inc.†	1,102,080
33,000	Nobility Homes Inc.†	217,800
82,000	Skyline Corp.	783,100

		2,102,980

	Metals and Mining — 2.8%
20,000	Agnico-Eagle Mines Ltd.	1,190,400
220,000	Alcoa Inc.	2,105,400
368,000	Barrick Gold Corp.	17,167,200
28,000	Century Aluminum Co.†	250,320
213,000	Freeport-McMoRan Copper & Gold Inc.	6,485,850
105,000	Ivanhoe Mines Ltd.†	1,438,500
8,000	James River Coal Co.†	50,960
50,000	Kinross Gold Corp.	739,000
52,000	New Hope Corp. Ltd.	271,226
643,000	Newmont Mining Corp.	40,444,700
25,000	Peabody Energy Corp.	847,000
2,000	Randgold Resources Ltd., ADR	193,440

		71,183,996

	Publishing — 2.3%
34,000	Belo Corp., Cl. A	166,260
500,000	Il Sole 24 Ore SpA†	516,137
420,000	Media General Inc., Cl. A†	802,200
70,000	Meredith Corp.	1,584,800
2,850,000	News Corp., Cl. A	44,089,500
82,000	News Corp., Cl. B	1,278,380
137,000	The E.W. Scripps Co., Cl. A†	959,000
170,000	The McGraw-Hill Companies Inc.	6,970,000
28,000	The New York Times Co., Cl. A†	162,680

		56,528,957

See accompanying notes to schedule of investments.

The Gabelli Asset Fund

Schedule of Investments (Continued) — September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Real Estate — 0.3%
11,000	Brookfield Asset Management Inc., Cl. A	$303,050
103,000	Griffin Land & Nurseries Inc.	2,645,040
250,000	The St. Joe Co.†	3,747,500

		6,695,590

	Real Estate Investment Trusts — 0.0%
15,000	Prologis Inc.	363,760

	Retail — 2.7%
110,000	Aaron’s Inc.†	2,777,500
203,000	AutoNation Inc.†	6,654,340
9,000	AutoZone Inc.†	2,872,710
22,000	Barnes & Noble Inc.	260,260
230,000	Coldwater Creek Inc.†	287,500
125,000	Costco Wholesale Corp.	10,265,000
470,000	CVS Caremark Corp.	15,782,600
130,000	HSN Inc.†	4,306,900
15,000	Krispy Kreme Doughnuts Inc.†	102,300
1,900,000	Lianhua Supermarket Holdings Ltd., Cl. H	2,708,221
200,000	Macy’s Inc.	5,264,000
118,000	Safeway Inc.	1,962,340
60,000	The Cheesecake Factory Inc.†	1,479,000
53,000	The Home Depot Inc.	1,742,110
70,000	The Kroger Co.	1,537,200
44,000	Wal-Mart Stores Inc.	2,283,600
50,000	Walgreen Co.	1,644,500
60,000	Whole Foods Market Inc.	3,918,600
135,000	Winn-Dixie Stores Inc.†	799,200

		66,647,881

	Semiconductors — 0.0%
5,000	Varian Semiconductor Equipment Associates Inc.†	305,750

	Specialty Chemicals — 1.3%
58,500	Airgas Inc.	3,733,470
17,000	Ashland Inc.	750,380
31,677	Chemtura Corp.†	317,720
12,000	E. I. du Pont de Nemours and Co.	479,640
510,000	Ferro Corp.†	3,136,500
110,000	General Chemical Group Inc.†	1,375
136,000	H.B. Fuller Co.	2,477,920
145,000	International Flavors & Fragrances Inc.	8,151,900
40,000	Material Sciences Corp.†	258,800
2,000	NewMarket Corp.	303,740
590,000	Omnova Solutions Inc.†	2,112,200
7,500	Praxair Inc.	701,100
297,000	Sensient Technologies Corp.	9,667,350
72,000	Zep Inc.	1,081,440

		33,173,535

Shares		Market Value

	Telecommunications — 2.9%
10,000	AboveNet Inc.	$536,000
145,000	AT&T Inc.	4,135,400
23,000	Brasil Telecom SA, ADR	401,580
14,000	Brasil Telecom SA, Cl. C, ADR	89,600
40,000	CenturyLink Inc.	1,324,803
1,155,000	Cincinnati Bell Inc.†	3,568,950
370,000	Deutsche Telekom AG, ADR	4,340,100
27,000	France Telecom SA, ADR	441,990
36,000	Hellenic Telecommunications Organization SA	154,339
11,000	Hellenic Telecommunications Organization SA, ADR	24,090
88,000	Loral Space & Communications Inc.†	4,408,800
120,000	NII Holdings Inc.†	3,234,000
235,000	Portugal Telecom SGPS SA	1,731,622
720,000	Sprint Nextel Corp.†	2,188,800
75,403	Tele Norte Leste Participacoes SA, ADR	718,591
3,100,000	Telecom Italia SpA	3,403,558
200,000	Telecom Italia SpA, ADR	2,162,000
72	Telecomunicacoes de Sao Paulo SA	1,681
46,500	Telecomunicacoes de Sao Paulo SA, Preference, ADR	1,229,925
279,000	Telefonica SA, ADR	5,334,480
40,000	Telefonos de Mexico SAB de CV, Cl. L, ADR	598,000
585,000	Telephone & Data Systems Inc.	12,431,250
495,000	Telephone & Data Systems Inc., Special	9,786,150
90,000	tw telecom inc.†	1,486,800
232,000	Verizon Communications Inc.	8,537,600
40,000	VimpelCom Ltd., ADR	381,200

		72,651,309

	Transportation — 0.5%
375,000	AMR Corp.†	1,110,000
330,000	GATX Corp.	10,226,700
2,000	Huntington Ingalls Industries Inc.†	48,660
4,000	Kansas City Southern†	199,840
40,000	Providence and Worcester Railroad Co.	503,200

		12,088,400

	Wireless Communications — 1.0%
182,000	America Movil SAB de CV, Cl. L, ADR	4,018,560
1,000	American Tower Corp., Cl. A†	53,800
54,000	Millicom International Cellular SA, SDR	5,434,353
2,700	NTT DoCoMo Inc.	4,960,327
21,857	Tim Participacoes SA, ADR	514,951
188,000	United States Cellular Corp.†	7,454,200
130,075	Vodafone Group plc, ADR	3,336,424

		25,772,615

	TOTAL COMMON STOCKS	2,418,015,473

	RIGHTS — 0.0%

	Health Care — 0.0%
208,400	Sanofi, CVR, expire 12/31/20†	220,904

See accompanying notes to schedule of investments.

The Gabelli Asset Fund

Schedule of Investments (Continued) — September 30, 2011 (Unaudited)

Shares		Market Value

	WARRANTS — 0.0%
	Automotive: Parts and Accessories — 0.0%
14,727	Federal-Mogul Corp., expire 12/27/14†	$2,945

	Broadcasting — 0.0%
2,109	Granite Broadcasting Corp., Ser. A, expire 06/04/12† (a)	0
2,109	Granite Broadcasting Corp., Ser. B, expire 06/04/12† (a)	0

		0

	Hotels and Gaming — 0.0%
200,000	Indian Hotels Co. Ltd, expire 06/16/14† (c)	290,000

	TOTAL WARRANTS	292,945

Principal Amount

	CORPORATE BONDS — 0.0%

	Specialty Chemicals — 0.0%
$ 200,000	Chemtura Corp., Escrow, Zero Coupon, 11/17/20† (a)	0

	U.S. GOVERNMENT OBLIGATIONS — 3.7%
93,079,000	U.S. Treasury Bills, 0.000% to 0.115%††, 11/10/11 to 03/29/12	93,072,721

	TOTAL INVESTMENTS — 100.0% (Cost $1,575,730,399)	$2,511,602,043

	Aggregate tax cost	$1,592,384,272

	Gross unrealized appreciation	$1,076,548,658
	Gross unrealized depreciation	(157,330,887)

	Net unrealized appreciation/depreciation	$919,217,771

(a)	Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing valuation of comparable securities and other factors on a regular basis. At September 30, 2011, the market value of fair valued securities amounted to $468,122 or 0.02% of total investments.
(b)	Illiquid security.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the market value of Rule 144A securities amounted to $10,227,200 or 0.41% of total investments.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVO	Contingent Value Obligation
CVR	Contingent Value Right
GDR	Global Depositary Receipt
SDR	Swedish Depositary Receipt

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. ©2011 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

See accompanying notes to schedule of investments.

The Gabelli Asset Fund

Notes to Financial Statements (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

The Gabelli Asset Fund

Notes to Financial Statements (Continued) (Unaudited)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2011 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$34,051,890	—	$0	$34,051,890
Energy and Utilities	199,016,677	$9,000	0	199,025,677
Entertainment	101,470,984	—	466,062	101,937,046
Equipment and Supplies	145,694,390	—	2,060	145,696,450
Other Industries (a)	1,937,304,410	—	—	1,937,304,410
Total Common Stocks	2,417,538,351	9,000	468,122	2,418,015,473
Rights (a)	220,904	—	—	220,904
Warrants:
Automotive: Parts and Accessories	2,945	—	—	2,945
Broadcasting	—	—	0	0
Hotels and Gaming	—	290,000	—	290,000
Total Warrants	2,945	290,000	0	292,945
Corporate Bonds	—	—	0	0
U.S. Government Obligations	—	93,072,721	—	93,072,721
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$2,417,762,200	$93,371,721	$468,122	$2,511,602,043

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have significant transfers between Level 1 and Level 2 during the period ended September 30, 2011.

The Gabelli Asset Fund

Notes to Financial Statements (Continued) (Unaudited)

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/10	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation	Purchases	Sales	Transfers into Level 3†	Transfers out of Level 3†	Balance as of 9/30/11	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments held at 9/30/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$0	$—	$—	$—	$—	$—	$—	$—	$0	$—
Energy and Utilities	0	—	—	—	—	—	—	—	0	—
Entertainment	364,856	—	—	101,206	—	—	—	—	466,062	101,206
Equipment and Supplies	—	—	—	2,060	0	—	—	—	2,060	2,060
Total Common Stocks	364,856	—	—	103,266	0	—	—	—	468,122	103,266
Warrants:
Broadcasting	0	—	—	—	—	—	—	—	0	—
Energy and Utilities	79	—	0	148,979	—	(149,058)	—	—	—	—
Total Warrants	79	—	0	148,979	—	(149,058)	—	—	0	—
Corporate Bonds	0	—	—	—	—	—	—	—	0	—
TOTAL INVESTMENTS IN SECURITIES	$364,935	$—	$0	$252,245	$0	$(149,058)	$—	$—	$468,122	$103,266

†	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized

The Gabelli Asset Fund

Notes to Financial Statements (Continued) (Unaudited)

appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted and Illiquid Securities.  The Fund may invest up to 10% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted and illiquid securities the Fund held as of September 30, 2011, refer to the Schedule of Investments.

Derivative Financial Instruments.  The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Gabelli Asset Fund

Notes to Financial Statements (Continued) (Unaudited)

The Fund’s derivative contracts held at September 30, 2011, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments, together with the related counter-party.

Swap Agreements.  The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. At September 30, 2011, the Fund held no investments in equity contract for difference swap agreements.

Forward Foreign Exchange Contracts.  The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. At September 30, 2011, the Fund held no investments in forward foreign exchange contracts.

Tax Information.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI FAMILY OF FUNDS

VALUE

Gabelli Asset Fund

Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital.    (Multiclass) Team Managed

Gabelli Blue Chip Value Fund

Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund’s objective is to identify a catalyst or sequence of events that will return the company to a higher value.    (Multiclass)

Portfolio Manager:  Barbara G. Marcin, CFA

GAMCO Westwood Equity Fund

Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Susan M. Byrne

FOCUSED VALUE

Gabelli Value Fund

Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation.    (Multiclass)

Team Managed

SMALL CAP

Gabelli Small Cap Growth Fund

Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

GAMCO Westwood SmallCap Equity Fund

Seeks to invest primarily in smaller capitalization equity securities – market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation.    (Multiclass)

Portfolio Manager:  Nicholas F. Galluccio

Gabelli Woodland Small Cap Value Fund

Seeks to invest primarily in the common stocks of smaller companies (market capitalizations generally less than $3.0 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company’s value. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Elizabeth M. Lilly, CFA

GROWTH

GAMCO Growth Fund

Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Howard F. Ward, CFA

GAMCO International Growth Fund

Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (Multiclass) Portfolio Manager:  Caesar Bryan

AGGRESSIVE GROWTH

GAMCO Global Growth Fund

Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

MICRO-CAP

GAMCO Westwood Mighty MitesSM Fund

Seeks to invest in micro-cap companies that have market capitalizations of $500 million or less. The Fund’s primary objective is long-term capital appreciation.    (Multiclass) Team Managed

EQUITY INCOME

Gabelli Equity Income Fund

Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

GAMCO Westwood Balanced Fund

Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income.    (Multiclass)

Co-Portfolio Managers:  Susan M. Byrne

Mark R. Freeman, CFA

GAMCO Westwood Income Fund

Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities.    (Multiclass)

Portfolio Manager:  Barbara G. Marcin, CFA

SPECIALTY EQUITY

GAMCO Vertumnus Fund (formerly GAMCO Global Convertible Securities Fund)

Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

GAMCO Global Opportunity Fund

Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

Gabelli SRI Green Fund

Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages, organic living, and urbanization). The Fund’s primary objective is capital appreciation.    (Multiclass)

Team Managed

SECTOR

GAMCO Global Telecommunications Fund

Seeks to invest in telecommunications companies throughout the world – targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

GAMCO Gold Fund

Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors.    (Multiclass)

Portfolio Manager:  Caesar Bryan

Gabelli Utilities Fund

Seeks to provide a high level of total return through a combination of capital appreciation and current income.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

MERGER AND ARBITRAGE

Gabelli ABC Fund

Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss.    (No-load)

Portfolio Manager:  Mario J. Gabelli, CFA

Gabelli Enterprise Mergers and Acquisitions Fund

Seeks to invest in securities believed to be likely acquisition targets within 12–18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

CONTRARIAN

GAMCO Mathers Fund

Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss.    (No-load)

Portfolio Manager:  Henry Van der Eb, CFA

Comstock Capital Value Fund

Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.    (Multiclass)

Portfolio Managers:  Charles L. Minter

Martin Weiner, CFA

FIXED INCOME

GAMCO Westwood Intermediate Bond Fund

Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return.    (Multiclass)

Portfolio Manager: Mark R. Freeman, CFA

CASH MANAGEMENT-MONEY MARKET

Gabelli U.S. Treasury Money Market Fund

Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity.    (No-load)

Co-Portfolio Managers:  Judith A. Raneri

Ronald S. Eaker

An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.

To receive a prospectus, call 800-GABELLI (800-422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing. Distributed by G.distributors, LLC, One Corporate Center, Rye, NY 10580.

The Gabelli Asset Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling 800-GABELLI after 7:00 P.M.

Board of Trustees

Mario J. Gabelli, CFA

Chairman and Chief

Executive Officer

GAMCO Investors, Inc.

Anthony J. Colavita

President

Anthony J. Colavita, P.C.

James P. Conn

Former Chief Investment Officer

Financial Security Assurance

Holdings Ltd.

John D. Gabelli

Senior Vice President

Gabelli & Company, Inc.

Kuni Nakamura

President

Advanced Polymer, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus

Pace University

Werner J. Roeder, MD

Medical Director

Lawrence Hospital

Anthonie C. van Ekris

Chairman

BALMAC International, Inc.

Salvatore J. Zizza

Chairman

Zizza & Co., Ltd.

Officers
Bruce N. Alpert President and Secretary Agnes Mullady Treasurer	Peter D. Goldstein Chief Compliance Officer

Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company

Distributor
G.distributors, LLC

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Asset Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB405Q311QR

The

Gabelli Asset

Fund

Morningstar® rated The Gabelli Asset Fund Class AAA Shares 5 stars overall and 5 stars for the five and ten year periods and 4 stars for the three year period ended September 30, 2011 among 1,652, 1,408, 832 and 1,652 Large Blend funds, respectively.†

†	Morningstar RatingTM is based on risk-adjusted returns.

THIRD QUARTER REPORT

SEPTEMBER 30, 2011

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Asset Fund

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 11/28/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 11/28/11

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 11/28/11

*	Print the name and title of each signing officer under his or her signature.